UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 9, 2012

IVANHOE ENERGY INC.
(Exact name of registrant as specified in its charter)

Yukon, Canada	000-30586	98-0372413
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Suite 654 – 999 Canada Place
Vancouver, BC, Canada	V6C 3E1
(Address of Principal Executive Office)	(Zip Code)

(604) 688-8323
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                Results of Operations and Financial Condition.

On May 10, 2012 Ivanhoe Energy Inc. (“Ivanhoe Energy” or the “Company”) issued a press release announcing financial results and project highlights for the quarter ended March 31, 2012. A copy of this press release is furnished as Exhibit 99.1 to this report.

The information furnished pursuant to Item 2.02 of this report, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01                Regulation FD Disclosure.

On May 9, 2012 Ivanhoe Energy issued a press release announcing the signing of a Memorandum of Understanding with Coban Oil and Gas, to assess the feasibility of building a Heavy to Light (“HTL”™) facility in the Republic of Guatemala. A copy of this press release is furnished as Exhibit 99.2 to this report.

The information furnished pursuant to Item 7.01 of this report, including Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.             Financial Statements and Exhibits.

(d)            Exhibits.

EXHIBIT NO.	DESCRIPTION

99.1	Press Release dated May 10, 2012

99.2	Press Release dated May 9, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  May 10, 2012
IVANHOE ENERGY INC.

By:	/s/ Mary A. Vincelli
Name: Mary A. Vincelli
Title: Corporate Secretary

EXHIBIT INDEX
EXHIBIT NO.	DESCRIPTION

99.1	Press Release dated May 10, 2012

99.2	Press Release dated May 9, 2012